UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
 FORM 8-K/A
(Amendment No. 1)

Current Report
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of Earliest event reported):
March 25, 2009

Metabolic Research, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

 (State or other jurisdiction of incorporation)

000-28769

(Commission File Number)

35-2065469

(IRS Employer Identification No.)

6320 McLeod Drive, Suite 7, Las Vegas, Nevada 89120

(Address of principal United States executive offices and Zip Code)

702-263-7070

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Attached as Exhibit 99.1 hereto is a letter from former director David P. Summers delivered to registrant on May 13, 2009, filed pursuant to Item 5.02(a)(3)(iii).

ITEM 9.01

Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. Not Applicable

(b) Pro forma financial information. Not Applicable

(c) Shell company transactions. Not Applicable

(d) Exhibits.

Exhibit No.	Description
99.1	Letter dated May 7, 2009 from former director David P. Summers

SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METABOLIC RESEARCH, INC.

DATE: May 15, 2009	By:	/s/ T. W. OWEN
T. W. OWEN
Treasurer and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit	Description of Exhibit
99.1	Letter dated May 7, 2009 from former director David P. Summers

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